UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21319

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible and High Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2017

DATE OF REPORTING PERIOD: November 1, 2016 through October 31, 2017

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE
Convertible and High Income Fund (CHY)
ANNUAL REPORT OCTOBER 31, 2017

GO PAPERLESS
SIGN UP FOR E-DELIVERY
Visit www.calamos.com/FundInvestor/GoPaperless
to enroll. You can view shareholder
communications, including fund prospectuses,
annual reports and other shareholder materials
online long before the printed publications
arrive by traditional mail.

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

●     Net investment income

●     Net realized short-term capital gains

●     Net realized long-term capital gains

●     And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's plan. The Fund's Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund's shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund will adopt the managed distribution policy on January 1, 2018.

Letter to Shareholders

JOHN P. CALAMOS, SR.
Founder, Chairman
and Global Chief
Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the one-year period ended October 31, 2017. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. I encourage you to review this information carefully.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income with a less rate sensitive approach, while also maintaining a focus on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given political as well as fiscal and monetary policy unknowns, and their potential impact on interest rates and the fixed income market.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.1000 per share. We believe the Fund's current annualized distribution rate, which was 10.03%* on a market price basis as of October 31, 2017, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund's distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. We aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund's distribution rate, the investment management team and the Fund's Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*

Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/16/17 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.0320 is paid from ordinary income or capital gains and that approximately $0.0680 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

Market Review

During the reporting period, confidence in the synchronized global growth narrative grew against a backdrop of improving economic data and healthy corporate earnings. Stocks posted strong returns and a number of bellwether market gauges reached new heights. From a geographic perspective, gains were broad based, with U.S., developed markets and emerging markets stocks advancing briskly.1 Convertible securities, which blend attributes of both stocks and bonds, participated in a large measure of the stock market’s upside, both in the U.S. and globally.2 Within the fixed income markets, more economically sensitive high-yield securities continued to perform well3 as investors maintained an appetite for risk and yield. However, as the Federal Reserve maintained a gradual course of raising short-term interest rates and investors gravitated toward stocks, traditional fixed-income securities, such as investment grade bonds, encountered headwinds.4

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we believe the use of leverage will contribute favorably to the returns of the Fund, as we anticipate that the performance of the Fund’s holdings will exceed the cost of borrowing.

Outlook

Looking forward, we believe global economic conditions can provide a supportive backdrop for the markets. The U.S. recovery is mature but still has steam, while other major economies are in earlier stages of recovery. As global growth continues, we see additional upside in the global business cycle and, in turn, for stocks, convertible securities and select areas of the high-yield market.

While our outlook is constructive, our teams are watchful of potential downside risks. Among them, the policies of global central banks are moving away from the exceedingly accommodative stances of past years. We are also mindful of global political instability, strained trade relationships, heated rhetoric between the U.S. and North Korea, potential deceleration in China, and high levels of corporate debt.

**

Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing. The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund's managed assets as measured immediately after the issuance of any preferred shares or debt.

2	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Letter to Shareholders

Further, valuations are stretched in some areas of the market, and we may see consolidation and sector rotation. Given the sustained rally in equities, we would not be surprised to see a pause or even a correction. In an environment of economic expansion, downside volatility could provide buying opportunities for our team’s long-term approach.

Calamos at 40 Years: A Look Back … and Ahead

Calamos Investments celebrated its 40-year anniversary earlier this year. Much has changed since I founded the firm in 1977. Some changes, such as the rise of passive strategies, are concerning to me—especially given our view that the markets will increasingly require experienced and active management.

However, many of these changes are quite positive, such as an increased focus on global asset allocation. I’m also encouraged by the growing role of liquid alternative strategies in investors’ portfolios. For decades, we have offered risk-managed global and alternative strategies as a way to potentially mitigate risk, enhance returns, and generate income in innovative ways. We’ve continued to expand our capabilities in both areas, always guided by the asset allocation needs of investors.

When markets are going up as they have been, investors may be more inclined to put financial planning and asset allocation on cruise control. While that’s understandable, I encourage you to take some time to check in with your financial advisor to ensure your portfolio is aligned with your goals and risk tolerance. Throughout the years, I’ve seen the markets change directions quite suddenly in a short period, often catching investors off guard. The allocations of your portfolio will also shift over time as investments appreciate at different rates. Regardless of the direction of the market, a periodic check in with your advisor can be a smart strategy, and as I have noted in the past, the new year presents a good opportunity for these conversations.

As always, we thank you for your continued trust. The longevity and success of our firm over these 40 years is a reflection of the trust you have placed in us. We look forward to helping you achieve your goals over the coming decades.

Please visit our website www.calamos.com often. You’ll find a wealth of resources and commentary on the markets, asset allocation and our funds.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

[1]	The MSCI All Country World Index is a measure of global stock market performance, which returned 23.86% for the one-year period ending October 31, 2017. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the one-year period ended, the index returned 23.46%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the one-year period, the index returned 23.63%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 26.91% for the one-year period ended October 31, 2017.

[2]

The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 20.69% for the one-year period ending October 31, 2017. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 16.13% for the one-year period ended October 31, 2017.

[3]	The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned 9.04% for the one-year period ending October 31, 2017.

[4]	The Bloomberg Barclays U.S. Aggregate Index is considered generally representative of the investment-grade bond market. For the one-year period ending October 31, 2017, the index returned 0.90%.

Sources: Lipper, Inc.; Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

4	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund
(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund
(Ticker CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund
(Ticker: CHW)

Invests in global fixed income securities, alternative
investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund
(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund
(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund
(Ticker: CCD)

Invests in convertibles and other fixed income securities

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/17
Common Shares – Inception 5/28/03
		Since
	1 Year	Inception**
On Market Price	26.91%	8.21%
On NAV	17.28%	8.55%
* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.
** Annualized since inception.

	SECTOR WEIGHTINGS
	Information Technology	24.0%
	Consumer Discretionary	17.2
	Health Care	15.5
	Industrials	9.2
	Energy	8.4
	Financials	7.6
	Materials	4.2
	Telecommunication Services	4.1
	Real Estate	2.7
	Utilities	2.5
	Consumer Staples	2.1
Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE AND HIGH INCOME FUND (CHY)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments, and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes that may be reweighted in an effort to optimize returns.

We invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains and income. We believe the broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. During the one year, ended October 31, 2017, the Fund maintained a high proportional exposure to convertible assets. We believe such exposure, which constituted over half the portfolio at the end of the period, positions us well to participate in the equity markets in a more risk-managed way in 2017.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies that are actively participating in globalization with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund returned 17.28% on a net asset value (NAV) basis and 26.91% on a market price basis for the 12-month period ended October 31, 2017. The Credit Suisse U.S. High Yield Index returned 9.04% for the same period and the ICE BofAML All U.S. Convertibles Index climbed 18.13%.

At the end of the reporting period, the Fund's shares traded at a 0.08% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be influenced by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund's holdings, such as general market sentiment or future expectation. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we think that NAV return is the better measure of a fund's performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

6	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the 12-month period.

We employ a level rate distribution policy* with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1000 per share, resulting in a current annualized distribution rate of 10.03% of market price as of October 31, 2017.

We believe that both the Fund's distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in the marketplace. For example, as of October 31, 2017, the dividend yield of S&P 500 Index stocks averaged 2.07%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.38% and 2.88%, respectively.

What factors influenced performance over the reporting period?

Improvements in the high yield bond and convertible bond markets contributed to the Fund's strong performance over the period. The high yield market, as measured by the Credit Suisse U.S. High Yield Index, returned 13.02% for the period. While the convertible bond market, as measured by the ICE BofAML All U.S. Convertibles Index, returned 18.13% during the period. Convertible bond Issuance presented us with a broad selection of investment opportunities. Price performance was enhanced by good valuations in the stocks relative to the NAV earlier in the period, which served as an enticement to many investors.

From an economic sector perspective, selection in telecom services (integrated telecommunication services) contributed to performance. In addition, the Fund was helped by its underweight and selection in financials, notably in diversified banks.

Our selection in information technology (semiconductors) was detrimental to performance. In addition, selection in health care (biotechnology) also fell short relative to the ICE BofAML All U.S. Convertibles Index.

*	Under the Fund's level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary. The Fund will transition to a managed distribution policy effective January 2018. See inside front cover for details.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

How is the Fund positioned?

We continue to hold our highest allocations of rated securities in the BB credit tier as we believe this exposure will offer investors a better risk/reward dynamic while continuing to provide regular income. From a sector perspective, our heaviest exposures are in the information technology, health care and consumer discretionary sectors. We believe that these sectors should outperform given where we are in the economic cycle and based on current demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and help manage overall portfolio risk. As of October 31, 2017, approximately 57% our portfolio was invested in convertible securities. We believe this will enable our shareholders to take advantage of opportunities in the general equity markets. Long term, we believe patient investors will be rewarded for an allocation to convertibles and high yield at current levels.

The average credit quality of the portfolio is the same as the ICE BofAML All U.S. Convertibles Index at BB-, and higher than the Credit Suisse U.S. High Yield Index average of B+. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. However, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable.

Moreover, we are investing in global businesses with the ability to capitalize on the best opportunities around the world and diversify their revenue streams. Overall, we believe that our portfolio's companies are performing well fundamentally, participating in global synchronization, earning attractive cash-flow margins, and improving their credit profiles, while keeping debt at reasonable levels to fund their operations.

We believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund's distribution rate. Despite a cost increase due to rising interest rates, our use of leverage enjoyed a favorable reinvestment dynamic. In addition, on September 6, 2017, the Fund announced the issuance of $110 million in mandatory Redeemable Shares (MRPS). Fitch Ratings assigned long-term ratings of "AA" to each class of MRPS shares. The MRPS shares were privately placed with institutional investors and were issued in three series subject to mandatory redemptions of 5, 7 and 10 years from the date of issuance, as shown. The Series A ($36.50 mm), Series B ($36.50 mm), and Series C ($37.00 mm) MRPS shares are to pay monthly cash dividends initially at rates of 3.70%, 4.00% and 4.24%, respectively, subject to adjustment under certain circumstances. In connection with the MRPs share issuance, the Fund terminated an existing credit facility with BNP Paribas and revised the available credit under an existing credit facility with State Street Bank and Trust. As of October 31, 2017, our amount of leveraged assets was approximately 32%.

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of economic growth, we are favoring quality growth companies. Positive factors within the U.S. include solid job creation, low interest rates, improved consumer spending and limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and companies positioned to benefit from improving fundamentals and lower political concerns in Europe. We are also optimistic about financials, as we believe those companies are favorably valued and positioned to grow revenues in a rising interest rate, lower regulatory environment. We are cautious about companies in the

8	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Investment Team Discussion

consumer staples sector. We believe they are fully valued as investors seek those stocks for income rather than growth. We are selective regarding companies in the health care sector, favoring those that are more product-growth oriented.

We believe that fiscal policy is likely to remain an important factor regarding the impact of rate hikes on corporate refinancing of debt. In our view, equities continue to offer compelling risk/reward characteristics, as we seek companies with attractively valued fundamentals.

Investing in convertibles provides a means to participate in a portion of the equity market upside and to achieve a measured degree of downside protection. We expect markets to have bouts of turbulence, which we see as a positive for convertibles. In this respect, we believe returns should be viewed over a full market cycle. We are focused on the more balanced convertibles, which we believe can be beneficial in a volatile market as they are more likely to limit losses in down markets and participate in up markets. We are also encouraged by the continued issuance of convertibles, which should provide broad investment opportunities through the space. Our dynamic allocation mandate allows us to deploy assets over different asset classes to maximize the benefit to our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	9

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (56.3%)
	Consumer Discretionary (13.1%)
1,812,000	Altice US Finance I Corp.*µ
	5.500%, 05/15/26	$1,885,839
1,026,000	AV Homes, Inc.
	6.625%, 05/15/22	1,067,091
1,430,000	Beverages & More, Inc.*
	11.500%, 06/15/22	1,288,895
	CalAtlantic Group, Inc.
5,919,000	6.625%, 05/01/20	6,545,349
1,657,000	5.375%, 10/01/22	1,818,798
	CCO Holdings, LLC / CCO Holdings
	Capital Corp.*
2,713,000	5.125%, 05/01/27	2,737,743
572,000	5.000%, 02/01/28	568,159
	Century Communities, Inc.
2,171,000	6.875%, 05/15/22	2,285,835
123,000	5.875%, 07/15/25*	124,286
6,741,000	Cooper Tire & Rubber Company
	8.000%, 12/15/19	7,481,634
1,332,000	CRC Escrow Issuer, LLC*
	5.250%, 10/15/25	1,341,830
3,847,000	Dana Financing Luxembourg Sarl*
	6.500%, 06/01/26	4,188,844
	DISH DBS Corp.
4,143,000	7.875%, 09/01/19	4,479,784
2,170,000	5.875%, 11/15/24^	2,173,016
809,000	Eldorado Resorts, Inc.
	6.000%, 04/01/25	856,217
1,233,000	GameStop Corp.*^
	6.750%, 03/15/21	1,292,813
1,307,000	goeasy, Ltd.*
	7.875%, 11/01/22	1,343,831
207,000	Guitar Center, Inc.*
	6.500%, 04/15/19	193,860
5,426,000	Hasbro, Inc.
	6.600%, 07/15/28	6,603,198
1,228,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*
	8.750%, 11/01/24	1,286,821
	L Brands, Inc.
5,258,000	6.875%, 11/01/35^	5,229,765
1,342,000	7.600%, 07/15/37	1,351,736
1,149,000	Lions Gate Entertainment Corp.*^
	5.875%, 11/01/24	1,219,491
1,396,000	M/I Homes, Inc.
	5.625%, 08/01/25	1,426,391
350,000	Mclaren Finance, PLC*
	5.750%, 08/01/22	361,840
	Meritage Homes Corp.
4,045,000	7.150%, 04/15/20	4,454,698
2,155,000	7.000%, 04/01/22	2,472,647
PRINCIPAL AMOUNT		VALUE
794,000	Netflix, Inc.*^
	4.875%, 04/15/28	$790,653
2,762,000	Penske Automotive Group, Inc.
	5.375%, 12/01/24	2,851,364
	PetSmart, Inc.*
957,000	5.875%, 06/01/25	834,341
296,000	8.875%, 06/01/25^	233,722
2,239,000	Reliance Intermediate Holdings, LP*
	6.500%, 04/01/23	2,378,311
	Rite Aid Corp.^
2,392,000	7.700%, 02/15/27	2,032,949
2,333,000	6.125%, 04/01/23*	2,179,092
2,964,000	Royal Caribbean Cruises, Ltd.µ
	7.500%, 10/15/27	3,878,335
2,358,000	Salem Media Group, Inc.*^
	6.750%, 06/01/24	2,473,389
1,783,000	Sally Holdings, LLC / Sally Capital, Inc.^
	5.625%, 12/01/25	1,773,086
	Service Corp. International
4,193,000	7.500%, 04/01/27	5,034,032
469,000	5.375%, 05/15/24	496,800
	SFR Group, SA*
1,504,000	6.000%, 05/15/22	1,569,304
1,381,000	7.375%, 05/01/26	1,487,986
3,260,000	Sirius XM Radio, Inc.*
	6.000%, 07/15/24	3,490,498
3,178,000	Taylor Morrison Communities, Inc.*
	5.250%, 04/15/21	3,256,878
2,602,000	Time, Inc.*^
	5.750%, 04/15/22	2,631,845
4,983,000	Toll Brothers Finance Corp.
	5.625%, 01/15/24	5,473,950
	ZF North America Capital, Inc.*
2,811,000	4.750%, 04/29/25	2,957,748
1,514,000	4.500%, 04/29/22	1,588,459
		113,493,153

	Consumer Staples (2.4%)
1,312,000	Albertsons Companies, LLC /
	Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC
	5.750%, 03/15/25	1,160,116
4,045,000	Fidelity & Guaranty Life Holdings, Inc.*
	6.375%, 04/01/21	4,174,319
2,368,000	Fresh Market, Inc.*^
	9.750%, 05/01/23	1,337,896
7,571,000	JBS USA LUX SA / JBS USA
	Finance, Inc.*
	7.250%, 06/01/21	7,740,553
2,959,000	Land O’Lakes, Inc.*µ
	6.000%, 11/15/22	3,315,707
	New Albertson’s, Inc.
1,085,000	7.450%, 08/01/29	909,534
617,000	8.000%, 05/01/31	537,509

10	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
	Pilgrim’s Pride Corp.*
261,000	5.750%, 03/15/25	$276,531
197,000	5.875%, 09/30/27	204,985
1,332,000	Post Holdings, Inc.*
	5.750%, 03/01/27	1,386,885
		21,044,035

	Energy (6.3%)
1,514,000	Bill Barrett Corp.^
	7.000%, 10/15/22	1,478,852
2,239,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.*
	6.125%, 11/15/22	2,339,901
2,442,000	Calfrac Holdings, LP*^
	7.500%, 12/01/20	2,400,510
1,529,000	Carrizo Oil & Gas, Inc.^
	6.250%, 04/15/23	1,558,601
1,332,000	Chesapeake Energy Corp.*
	8.000%, 01/15/25	1,316,948
266,000	Consol Mining Corp.*
	11.000%, 11/15/25	272,971
266,000	CrownRock, LP / CrownRock Finance, Inc.*
	5.625%, 10/15/25	270,143
2,762,000	DCP Midstream, LLC*^‡
	5.850%, 05/21/43
	3 mo. USD LIBOR + 3.85%	2,634,686
572,000	Diamond Offshore Drilling, Inc.^
	7.875%, 08/15/25	612,417
	Energy Transfer Equity, LP
2,072,000	5.875%, 01/15/24^	2,253,953
878,000	5.500%, 06/01/27	930,425
2,762,000	Energy Transfer Partners, LP^‡
	4.394%, 11/01/66
	3 mo. USD LIBOR + 3.02%	2,506,515
1,184,000	EP Energy, LLC / Everest Acquisition Finance, Inc.*^
	8.000%, 02/15/25	876,882
1,322,000	Genesis Energy, LP / Genesis Energy
	Finance Corp.
	6.500%, 10/01/25	1,343,985
3,798,000	Gulfmark Offshore, Inc.@
	6.375%, 03/15/22	1,063,440
	Gulfport Energy Corp.
1,282,000	6.375%, 05/15/25	1,299,762
1,258,000	6.000%, 10/15/24^	1,264,869
863,000	Halcon Resources Corp.*
	6.750%, 02/15/25	885,006
6,412,000	Laredo Petroleum, Inc.
	7.375%, 05/01/22	6,676,206
3,384,000	MPLX, LPµ
	4.875%, 06/01/25	3,676,259
1,070,000	Oasis Petroleum, Inc.^
	6.500%, 11/01/21	1,090,870
PRINCIPAL AMOUNT		VALUE
1,372,000	Petroleum Geo Services Company*^
	7.375%, 12/15/20	$1,266,809
1,312,000	Plains All American Pipeline, LP^‡
	6.125%, 11/15/22
	3 mo. USD LIBOR + 4.11%	1,337,873
415,000	Rice Energy, Inc.^
	7.250%, 05/01/23	448,092
6,412,000	SEACOR Holdings, Inc.
	7.375%, 10/01/19	6,618,563
1,588,000	SESI, LLC*^
	7.750%, 09/15/24	1,645,097
513,000	SM Energy Company^
	6.750%, 09/15/26	527,721
1,105,000	Southwestern Energy Company^
	7.500%, 04/01/26	1,149,471
523,000	Transocean, Inc.*^
	7.500%, 01/15/26	539,799
1,282,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*
	8.750%, 04/15/23	1,254,943
	W&T Offshore, Inc.*
1,565,031	8.500%, 06/15/21
	10.000% PIK rate	1,200,387
1,127,270	9.000%, 05/15/20
	10.750% PIK rate	1,021,228
765,000	Weatherford International, Ltd.
	8.250%, 06/15/23	769,976
518,000	WildHorse Resource Development Corp.*
	6.875%, 02/01/25	517,886
		55,051,046

	Financials (6.5%)
3,787,000	Ally Financial, Inc.
	8.000%, 11/01/31	5,015,635
2,895,000	AON Corp.µ
	8.205%, 01/01/27	3,806,549
1,825,000	Ardonagh Midco 3, PLC*
	8.625%, 07/15/23	1,922,893
2,353,000	AssuredPartners, Inc.*
	7.000%, 08/15/25	2,455,897
2,277,000	Brookfield Residential Properties, Inc.*
	6.375%, 05/15/25	2,419,347
	CyrusOne, LP / CyrusOne Finance Corp.*
1,184,000	5.375%, 03/15/27	1,270,539
335,000	5.000%, 03/15/24	351,712
3,463,000	Dell International, LLC / EMC Corp.*µ
	6.020%, 06/15/26	3,870,335
1,297,000	Discover Financial Services‡
	5.500%, 10/30/27
	3 mo. USD LIBOR + 3.08%	1,324,451
2,269,000	Equinix, Inc.
	5.375%, 04/01/23	2,352,511

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	11

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
1,115,000	HUB International, Ltd.*
	7.875%, 10/01/21	$1,161,027
2,062,000	ILFC E-Capital Trust II*‡
	4.610%, 12/21/65	2,001,429
	Jefferies Finance, LLC*
3,403,000	7.375%, 04/01/20	3,518,634
2,762,000	7.250%, 08/15/24^	2,821,079
1,233,000	Ladder Capital Finance Holdings LLLP /Ladder Capital Finance Corp.*
	5.250%, 10/01/25	1,232,698
1,110,000	Level 3 Financing, Inc.^
	5.375%, 05/01/25	1,161,720
1,381,000	LPL Holdings, Inc.*^
	5.750%, 09/15/25	1,437,918
1,973,000	MetLife, Inc.µ
	6.400%, 12/15/66	2,276,921
2,555,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.^
	6.500%, 07/01/21	2,601,322
	Navient Corp.^
1,677,000	6.750%, 06/25/25	1,755,366
681,000	6.500%, 06/15/22	725,636
1,144,000	NexBank Capital, Inc.*‡&
	6.375%, 09/30/27
	3 mo. USD LIBOR + 4.59%	1,156,006
1,381,000	Oil Insurance, Ltd.*‡
	4.317%, 01/08/18
	3 mo. USD LIBOR + 2.98%	1,320,153
3,517,000	Quicken Loans, Inc.*^
	5.750%, 05/01/25	3,731,994
528,000	Radian Group, Inc.
	4.500%, 10/01/24	542,377
2,009,000	Springleaf Finance Corp.^
	8.250%, 10/01/23	2,291,767
720,000	Towne Bank‡
	4.500%, 07/30/27
	3 mo. USD LIBOR + 2.55%	743,533
1,307,000	Tronox Finance, PLC*
	5.750%, 10/01/25	1,368,788
		56,638,237

	Health Care (6.2%)
4,538,000	Acadia Healthcare Company, Inc.^
	5.625%, 02/15/23	4,669,443
3,650,000	Alere, Inc.
	6.500%, 06/15/20	3,709,313
	Community Health Systems, Inc.^
4,222,000	7.125%, 07/15/20	3,666,723
1,307,000	6.875%, 02/01/22	954,450
3,650,000	DaVita, Inc.
	5.125%, 07/15/24	3,675,368
797,000	Endo International, PLC*
	7.250%, 01/15/22	735,033
PRINCIPAL AMOUNT		VALUE
3,492,000	Endo, Ltd.*^
	6.000%, 07/15/23	$2,836,098
2,323,000	Greatbatch, Ltd.*
	9.125%, 11/01/23	2,525,240
	HCA, Inc.
4,316,000	5.875%, 05/01/23	4,628,781
3,985,000	5.375%, 02/01/25^	4,111,046
1,287,000	7.500%, 11/06/33	1,455,809
1,268,000	Hologic, Inc.*^
	5.250%, 07/15/22	1,325,935
1,312,000	Magellan Health, Inc.µ
	4.400%, 09/22/24	1,326,701
2,155,000	Mallinckrodt International Finance, SA /
	Mallinckrodt CB, LLC*^
	5.625%, 10/15/23	2,019,774
	Tenet Healthcare Corp.^
2,417,000	6.750%, 06/15/23	2,273,140
1,751,000	5.125%, 05/01/25*	1,703,460
1,263,000	Teva Pharmaceutical Finance
	Netherlands III, BV^
	3.150%, 10/01/26	1,118,803
	Valeant Pharmaceuticals
	International, Inc.*^
9,455,000	7.250%, 07/15/22	9,091,313
1,327,000	5.500%, 11/01/25	1,357,680
1,070,000	West Street Merger Sub, Inc.*^
	6.375%, 09/01/25	1,092,063
		54,276,173

	Industrials (6.1%)
1,578,000	ACCO Brands Corp.*
	5.250%, 12/15/24	1,641,972
	Allison Transmission, Inc.*
912,000	4.750%, 10/01/27	922,064
572,000	5.000%, 10/01/24µ	597,431
474,000	American Greetings Corp.*
	7.875%, 02/15/25	517,030
1,307,000	Beacon Escrow Corp.*
	4.875%, 11/01/25	1,325,814
784,000	Catalent Pharma Solutions, Inc.*
	4.875%, 01/15/26	797,034
	Covanta Holding Corp.
986,000	5.875%, 03/01/24	990,822
306,000	5.875%, 07/01/25	303,293
1,307,000	Delphi Jersey Holdings, PLC*
	5.000%, 10/01/25	1,313,274
1,332,000	Fly Leasing, Ltd.^
	5.250%, 10/15/24	1,341,837
261,000	FXI Holdings, Inc.*
	7.875%, 11/01/24	265,524
2,654,000	Garda World Security Corp.*
	7.250%, 11/15/21	2,727,157

12	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
3,803,000	Golden Nugget, Inc.*
	6.750%, 10/15/24	$3,876,037
1,154,000	Great Lakes Dredge & Dock Corp.^
	8.000%, 05/15/22	1,219,051
1,435,000	H&E Equipment Services, Inc.*
	5.625%, 09/01/25	1,515,790
286,000	Hertz Corp.*^
	7.625%, 06/01/22	298,141
853,000	Icahn Enterprises, LP
	6.750%, 02/01/24	906,457
691,000	JPW Industries Holding Corp.*
	9.000%, 10/01/24	728,065
	Meritor, Inc.
2,025,000	6.250%, 02/15/24	2,166,011
1,136,000	6.750%, 06/15/21	1,174,340
	Michael Baker International, LLC*
2,371,000	8.250%, 10/15/18	2,377,722
1,775,053	8.875%, 04/15/19
	9.625% PIK rate	1,782,961
266,000	Multi-Color Corp.*
	4.875%, 11/01/25	268,619
2,940,000	Navistar International Corp.
	8.250%, 11/01/21	2,952,671
	Park Aerospace Holdings, Ltd.*
1,312,000	4.500%, 03/15/23	1,314,985
1,149,000	5.500%, 02/15/24^	1,190,519
2,269,000	Park-Ohio Industries, Inc.^
	6.625%, 04/15/27	2,466,653
533,000	Scientific Games International, Inc.*^
	5.000%, 10/15/25	541,680
1,381,000	Tennant Company*
	5.625%, 05/01/25	1,442,420
1,233,000	Titan International, Inc.^
	6.875%, 10/01/20	1,271,950
	TransDigm, Inc.
2,614,000	5.500%, 10/15/20	2,656,804
2,220,000	6.500%, 05/15/25	2,294,248
133,000	Trident Merger Sub, Inc.*
	6.625%, 11/01/25	132,794
276,000	TriMas Corp.*
	4.875%, 10/15/25	279,995
	United Continental Holdings, Inc.
2,565,000	6.375%, 06/01/18	2,625,624
799,000	4.250%, 10/01/22	806,143
	United Rentals North America, Inc.
1,435,000	4.875%, 01/15/28	1,441,472
1,105,000	4.875%, 01/15/28^	1,111,613
829,000	4.625%, 10/15/25	849,717
696,000	WESCO Distribution, Inc.
	5.375%, 06/15/24	733,215
		53,168,949
PRINCIPAL AMOUNT		VALUE
	Information Technology (3.9%)
	Alliance Data Systems Corp.*
2,050,000	6.375%, 04/01/20	$2,080,607
986,000	5.375%, 08/01/22^	1,006,297
	Amkor Technology, Inc.
3,660,000	6.375%, 10/01/22	3,790,021
1,450,000	6.625%, 06/01/21^	1,475,542
	Cardtronics, Inc.µ
2,338,000	5.125%, 08/01/22	2,401,407
1,677,000	5.500%, 05/01/25*	1,673,747
1,474,000	CBS Radio, Inc.*^
	7.250%, 11/01/24	1,553,581
1,184,000	CDK Global, Inc.*µ
	4.875%, 06/01/27	1,235,362
974,000	CDW, LLC / CDW Finance Corp.µ
	5.000%, 09/01/23	1,016,408
3,340,000	Clear Channel Worldwide
	Holdings, Inc.^
	7.625%, 03/15/20	3,306,062
2,175,000	CommScope Technologies, LLC*
	6.000%, 06/15/25	2,304,249
3,749,000	First Data Corp. - Class A*
	7.000%, 12/01/23	4,016,510
1,282,000	Harland Clarke Holdings Corp.*
	8.375%, 08/15/22	1,351,151
	Nuance Communications, Inc.
1,529,000	6.000%, 07/01/24^	1,653,774
1,480,000	5.625%, 12/15/26*	1,574,091
892,000	5.375%, 08/15/20*	907,628
1,307,000	TTM Technologies, Inc.*^
	5.625%, 10/01/25	1,332,617
1,144,000	VFH Parent, LLC*^
	6.750%, 06/15/22	1,189,886
		33,868,940

	Materials (5.1%)
2,321,000	AK Steel Corp.^
	6.375%, 10/15/25	2,288,877
2,052,000	Alcoa Nederland Holding, BV*µ^
	7.000%, 09/30/26	2,347,119
4,178,000	ArcelorMittal, SA
	7.500%, 10/15/39	5,223,085
1,529,000	Arconic, Inc.µ^
	5.125%, 10/01/24	1,642,781
2,407,000	Ardagh Packaging Finance, PLC /
	Ardagh Holdings USA, Inc.*
	6.000%, 02/15/25	2,557,377
	First Quantum Minerals, Ltd.*
807,000	7.000%, 02/15/21	839,066
592,000	7.250%, 04/01/23	628,512
	Freeport-McMoRan, Inc.^
2,062,000	4.550%, 11/14/24	2,062,258
651,000	3.550%, 03/01/22	644,659

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	13

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
6,787,000	Greif, Inc.
	7.750%, 08/01/19	$7,354,868
2,466,000	Huntsman International, LLC
	5.125%, 11/15/22	2,652,343
1,973,000	INEOS Group Holdings, SA*^
	5.625%, 08/01/24	2,060,335
819,000	Kinross Gold Corp.*^
	4.500%, 07/15/27	829,577
404,000	Koppers, Inc.*^
	6.000%, 02/15/25	433,789
863,000	New Gold, Inc.*^
	6.375%, 05/15/25	919,557
2,318,000	PBF Holding Company, LLC / PBF Finance Corp.*
	7.250%, 06/15/25	2,410,048
2,614,000	PH Glatfelter Company
	5.375%, 10/15/20	2,657,876
1,026,000	Sealed Air Corp.*
	5.250%, 04/01/23	1,105,648
	Steel Dynamics, Inc.
1,174,000	5.000%, 12/15/26^	1,249,165
552,000	4.125%, 09/15/25*	556,256
572,000	Trinseo Materials Operating, SCA*
	5.375%, 09/01/25	602,336
	United States Steel Corp.
2,116,000	8.375%, 07/01/21*	2,325,241
572,000	6.875%, 08/15/25^	581,770
133,000	Warrior Met Coal, Inc.*
	8.000%, 11/01/24	136,443
		44,108,986

	Real Estate (0.6%)
1,288,000	Crescent Communities, LLC /
	Crescent Ventures, Inc.*
	8.875%, 10/15/21	1,370,103
	iStar, Inc.
1,105,000	6.000%, 04/01/22	1,157,869
261,000	4.625%, 09/15/20	266,806
2,190,000	MPT Operating Partnership, LP / MPT Finance Corp.
	5.000%, 10/15/27	2,249,426
		5,044,204

	Telecommunication Services (5.1%)
1,085,000	Altice Financing, SA*^
	7.500%, 05/15/26	1,192,605
238,000	Block Communications, Inc.*µ
	6.875%, 02/15/25	257,684
1,292,000	CB Escrow Corp.*
	8.000%, 10/15/25	1,340,611
469,000	CenturyLink, Inc.^
	7.500%, 04/01/24	498,845
5,095,000	CSC Holdings, LLC*µ^
	5.500%, 04/15/27	5,261,505
PRINCIPAL AMOUNT		VALUE
4,739,000	Embarq Corp.
	7.995%, 06/01/36	$4,799,327
	Frontier Communications Corp.
3,171,000	7.625%, 04/15/24	2,427,115
2,170,000	11.000%, 09/15/25^	1,841,972
1,741,000	10.500%, 09/15/22^	1,528,929
326,000	6.875%, 01/15/25^	243,273
1,282,000	Hughes Satellite Systems Corp.
	6.625%, 08/01/26	1,359,228
	Intelsat Jackson Holdings, SA
2,200,000	9.750%, 07/15/25*^	2,217,578
1,598,000	7.500%, 04/01/21^	1,520,097
1,046,000	8.000%, 02/15/24*	1,115,690
1,332,000	Qwest Corp.^
	6.875%, 09/15/33	1,315,816
543,000	SBA Communications Corp.*
	4.000%, 10/01/22	551,530
	Sprint Corp.
7,576,000	7.875%, 09/15/23	8,488,378
1,667,000	7.125%, 06/15/24	1,806,411
2,782,000	T-Mobile USA, Inc.
	6.625%, 04/01/23	2,923,965
1,340,000	United States Cellular Corp.
	6.700%, 12/15/33	1,416,581
	Windstream Services, LLC
1,583,000	7.750%, 10/01/21	1,206,270
922,000	7.750%, 10/15/20	826,278
		44,139,688

	Utilities (1.0%)
2,022,000	AES Corp.µ
	7.375%, 07/01/21	2,299,388
2,348,000	Dynegy, Inc.*^
	8.125%, 01/30/26	2,612,749
2,239,000	NRG Energy, Inc.^
	6.625%, 01/15/27	2,394,622
1,169,000	PPL Capital Funding, Inc.µ^‡
	3.998%, 03/30/67
	3 mo. USD LIBOR + 2.67%	1,156,550
		8,463,309
	TOTAL CORPORATE BONDS
	(Cost $479,206,689)	489,296,720

CONVERTIBLE BONDS (66.4%)
	Consumer Discretionary (12.0%)
3,500,000	Ctrip.com International, Ltd.
	1.000%, 07/01/20	3,821,580
10,250,000	DISH Network Corp.*
	2.375%, 03/15/24	9,830,365
5,984,000	Liberty Expedia Holdings, Inc.*^
	1.000%, 06/30/47	6,132,463
	Liberty Interactive, LLC
5,982,000	1.750%, 09/30/46*^	6,782,601
3,465,000	4.000%, 11/15/29	2,381,945
3,450,000	3.750%, 02/15/30	2,395,094

14	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT			VALUE
		Liberty Media Corp.^
9,499,000		1.375%, 10/15/23	$11,436,559
5,900,000		2.250%, 09/30/46	6,172,963
3,000,000		Liberty Media Corp. / Liberty Formula
		One*
		1.000%, 01/30/23	3,592,275
3,750,000		Marriott Vacations Worldwide Corp.*
		1.500%, 09/15/22	4,064,400
8,750,000		Priceline Group, Inc.
		0.350%, 06/15/20	13,029,887
25,075,000		Tesla, Inc.
		1.250%, 03/01/21	27,899,072
2,125,000		Wayfair, Inc.*
		0.375%, 09/01/22	2,080,811
4,850,000		Weatherford International, Ltd.^
		5.875%, 07/01/21	4,897,675
			104,517,690

		Energy (1.7%)
5,750,000		Nabors Industries, Inc.*^
		0.750%, 01/15/24	4,253,275
5,150,000		PDC Energy, Inc.
		1.125%, 09/15/21	5,067,806
6,062,000		SM Energy Company^
		1.500%, 07/01/21	5,843,859
			15,164,940

		Financials (2.2%)
5,750,000		Ares Capital Corp.*^
		3.750%, 02/01/22	5,877,966
7,100,000	CAD	Element Fleet Management Corp.*
		4.250%, 06/30/20	5,580,443
3,688,000		IAC FinanceCo, Inc.*^
		0.875%, 10/01/22	3,993,182
3,425,000		TCP Capital Corp.
		4.625%, 03/01/22	3,543,779
			18,995,370

		Health Care (10.3%)
		BioMarin Pharmaceutical, Inc.^
6,375,000		1.500%, 10/15/20	7,257,587
5,000,000		0.750%, 10/15/18	5,283,175
3,900,000		Emergent Biosolutions, Inc.
		2.875%, 01/15/21	5,668,553
5,775,000		Evolent Health, Inc.*
		2.000%, 12/01/21	6,185,833
2,950,000		Flexion Therapeutics, Inc.*^
		3.375%, 05/01/24	3,356,569
9,200,000		Hologic, Inc.***
		0.000%, 12/15/43	11,110,886
7,000,000		Illumina, Inc.^
		0.000%, 06/15/19	7,486,885
PRINCIPAL AMOUNT		VALUE
	Innoviva, Inc.
4,000,000	2.125%, 01/15/23^	$3,690,580
3,750,000	2.500%, 08/15/25*	3,644,175
5,900,000	Insulet Corp.
	1.250%, 09/15/21	7,007,931
3,200,000	Ionis Pharmaceuticals, Inc.^
	1.000%, 11/15/21	3,614,640
2,800,000	Ironwood Pharmaceuticals, Inc.^
	2.250%, 06/15/22	3,297,056
5,193,000	Medidata Solutions, Inc.
	1.000%, 08/01/18	6,924,840
4,770,000	Molina Healthcare, Inc.^
	1.625%, 08/15/44	5,931,924
3,000,000	Neurocrine Biosciences, Inc.*^
	2.250%, 05/15/24	3,456,360
4,475,000	NuVasive, Inc.
	2.250%, 03/15/21	5,185,004
		89,101,998

	Industrials (6.5%)
2,258,000	Air Lease Corp.
	3.875%, 12/01/18	3,456,377
4,250,000	Air Transport Services Group, Inc.*
	1.125%, 10/15/24	4,477,226
4,150,000	Atlas Air Worldwide Holdings, Inc.^
	2.250%, 06/01/22	4,823,835
10,000,000	Dycom Industries, Inc.^
	0.750%, 09/15/21	11,646,700
8,750,000	Greenbrier Companies, Inc.*^
	2.875%, 02/01/24	10,233,519
4,000,000	Kaman Corp.*
	3.250%, 05/01/24	4,340,680
11,750,000	Pacira Pharmaceuticals, Inc.*^
	2.375%, 04/01/22	10,942,599
5,700,000	Tutor Perini Corp.
	2.875%, 06/15/21	6,556,197
		56,477,133

	Information Technology (31.4%)
6,500,000	Altaba, Inc.
	0.000%, 12/01/18	8,957,650
3,250,000	Blackhawk Network Holdings, Inc.^
	1.500%, 01/15/22	3,261,993
3,700,000	Citrix Systems, Inc.
	0.500%, 04/15/19	4,542,194
2,900,000	Cypress Semiconductor Corp.^
	4.500%, 01/15/22	3,894,889
6,914,000	Finisar Corp.*^
	0.500%, 12/15/36	6,621,814
7,250,000	II-VI, Inc.*
	0.250%, 09/01/22	8,468,906
9,100,000	Inphi Corp.^
	0.750%, 09/01/21	9,476,331

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	15

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
12,575,000	Intel Corp.~
	3.250%, 08/01/39	$27,429,973
4,300,000	Knowles Corp.^
	3.250%, 11/01/21	5,065,078
5,250,000	Lumentum Holdings, Inc.*^
	0.250%, 03/15/24	6,715,643
18,000,000	Microchip Technology, Inc.*
	1.625%, 02/15/27	22,685,220
12,250,000	Micron Technology, Inc.
	3.000%, 11/15/43	19,020,820
6,000,000	Nice Systems, Inc.*^
	1.250%, 01/15/24	6,840,600
2,750,000	Novellus Systems, Inc.~
	2.625%, 05/15/41	17,025,181
	ON Semiconductor Corp.
6,472,000	1.000%, 12/01/20	8,375,156
5,750,000	1.625%, 10/15/23*^	7,182,469
6,000,000	OSI Systems, Inc.*
	1.250%, 09/01/22	6,317,610
2,725,000	Pandora Media, Inc.
	1.750%, 12/01/20	2,545,899
8,200,000	Proofpoint, Inc.^
	0.750%, 06/15/20	10,570,620
6,000,000	RealPage, Inc.*
	1.500%, 11/15/22	7,354,410
3,000,000	Red Hat, Inc.
	0.250%, 10/01/19	4,983,150
5,650,000	Rovi Corp.^
	0.500%, 03/01/20	5,514,852
9,700,000	Salesforce.com, Inc.
	0.250%, 04/01/18	14,913,022
6,000,000	Servicenow, Inc.*^
	0.000%, 06/01/22	6,758,460
6,000,000	Silicon Laboratories, Inc.*^
	1.375%, 03/01/22	7,226,640
5,000,000	Square, Inc.*
	0.375%, 03/01/22	8,477,725
	SunEdison, Inc.@
10,545,000	0.250%, 01/15/20*	247,069
1,027,000	2.000%, 10/01/18	24,063
3,033,000	Synaptics, Inc.*^
	0.500%, 06/15/22	2,728,775
4,750,000	Teradyne, Inc.*^
	1.250%, 12/15/23	6,838,266
5,750,000	Veeco Instruments, Inc.^
	2.700%, 01/15/23	5,302,506
6,000,000	Viavi Solutions, Inc.*
	1.000%, 03/01/24	6,014,370
3,750,000	Weibo Corp.*
	1.250%, 11/15/22	3,922,031
7,500,000	Workday, Inc.*
	0.250%, 10/01/22	7,609,950
		272,913,335
PRINCIPAL AMOUNT		VALUE
	Materials (1.1%)
5,100,000	Royal Gold, Inc.^
	2.875%, 06/15/19	$5,597,939
3,200,000	RTI International Metals, Inc.
	1.625%, 10/15/19	3,543,552
		9,141,491

	Real Estate (1.2%)
2,500,000	Empire State Realty OP, LP*
	2.625%, 08/15/19	2,746,925
3,000,000	Starwood Property Trust, Inc.
	4.375%, 04/01/23	3,057,240
4,000,000	Starwood Waypoint Homes*
	3.500%, 01/15/22	4,472,780
		10,276,945
	TOTAL CONVERTIBLE BONDS
	(Cost $567,234,504)	576,588,902

SYNTHETIC CONVERTIBLE SECURITIES (0.9%) ¤
CORPORATE BONDS (0.8%)
	Consumer Discretionary (0.1%)
25,000	Altice US Finance I Corp.*µ
	5.500%, 05/15/26	26,019
14,000	AV Homes, Inc.
	6.625%, 05/15/22	14,561
20,000	Beverages & More, Inc.*
	11.500%, 06/15/22	18,026
	CalAtlantic Group, Inc.
81,000	6.625%, 05/01/20	89,571
23,000	5.375%, 10/01/22	25,246
	CCO Holdings, LLC / CCO Holdings
	Capital Corp.*
37,000	5.125%, 05/01/27	37,337
8,000	5.000%, 02/01/28	7,946
	Century Communities, Inc.
30,000	6.875%, 05/15/22	31,587
2,000	5.875%, 07/15/25*	2,021
92,000	Cooper Tire & Rubber Company
	8.000%, 12/15/19	102,108
18,000	CRC Escrow Issuer, LLC*
	5.250%, 10/15/25	18,133
53,000	Dana Financing Luxembourg Sarl*
	6.500%, 06/01/26	57,709
	DISH DBS Corp.
57,000	7.875%, 09/01/19	61,633
30,000	5.875%, 11/15/24^	30,042
11,000	Eldorado Resorts, Inc.
	6.000%, 04/01/25	11,642
17,000	GameStop Corp.*^
	6.750%, 03/15/21	17,825
18,000	goeasy, Ltd.*
	7.875%, 11/01/22	18,507

16	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
3,000	Guitar Center, Inc.*
	6.500%, 04/15/19	$2,809
74,000	Hasbro, Inc.
	6.600%, 07/15/28	90,055
17,000	Horizon Pharma, Inc. / Horizon Pharma
	USA, Inc.*
	8.750%, 11/01/24	17,814
	L Brands, Inc.
72,000	6.875%, 11/01/35^	71,613
18,000	7.600%, 07/15/37	18,131
16,000	Lions Gate Entertainment Corp.*^
	5.875%, 11/01/24	16,982
19,000	M/I Homes, Inc.
	5.625%, 08/01/25	19,414
5,000	Mclaren Finance, PLC*
	5.750%, 08/01/22	5,169
	Meritage Homes Corp.
55,000	7.150%, 04/15/20	60,571
30,000	7.000%, 04/01/22	34,422
11,000	Netflix, Inc.*^
	4.875%, 04/15/28	10,954
38,000	Penske Automotive Group, Inc.
	5.375%, 12/01/24	39,229
	PetSmart, Inc.*
13,000	5.875%, 06/01/25	11,334
4,000	8.875%, 06/01/25^	3,158
31,000	Reliance Intermediate Holdings, LP*
	6.500%, 04/01/23	32,929
	Rite Aid Corp.^
33,000	7.700%, 02/15/27	28,046
32,000	6.125%, 04/01/23*	29,889
41,000	Royal Caribbean Cruises, Ltd.µ
	7.500%, 10/15/27	53,648
32,000	Salem Media Group, Inc.*^
	6.750%, 06/01/24	33,566
24,000	Sally Holdings, LLC / Sally Capital, Inc.^
	5.625%, 12/01/25	23,866
	Service Corp. International
57,000	7.500%, 04/01/27	68,433
6,000	5.375%, 05/15/24	6,356
	SFR Group, SA*
21,000	6.000%, 05/15/22	21,912
19,000	7.375%, 05/01/26	20,472
45,000	Sirius XM Radio, Inc.*
	6.000%, 07/15/24	48,182
44,000	Taylor Morrison Communities, Inc.*
	5.250%, 04/15/21	45,092
36,000	Time, Inc.*^
	5.750%, 04/15/22	36,413
68,000	Toll Brothers Finance Corp.
	5.625%, 01/15/24	74,700
PRINCIPAL
AMOUNT		VALUE
	ZF North America Capital, Inc.*
39,000	4.750%, 04/29/25	$41,036
21,000	4.500%, 04/29/22	22,033
		1,558,141

	Consumer Staples (0.0%)
18,000	Albertsons Companies, LLC /
	Safeway, Inc. / New Albertson’s, Inc. /
	Albertson’s, LLC
	5.750%, 03/15/25	15,916
55,000	Fidelity & Guaranty Life Holdings, Inc.*
	6.375%, 04/01/21	56,758
32,000	Fresh Market, Inc.*^
	9.750%, 05/01/23	18,080
104,000	JBS USA LUX SA / JBS USA
	Finance, Inc.*
	7.250%, 06/01/21	106,329
41,000	Land O’Lakes, Inc.*µ
	6.000%, 11/15/22	45,942
	New Albertson’s, Inc.
15,000	7.450%, 08/01/29	12,574
8,000	8.000%, 05/01/31	6,969
	Pilgrim’s Pride Corp.*
4,000	5.750%, 03/15/25	4,238
3,000	5.875%, 09/30/27	3,122
18,000	Post Holdings, Inc.*
	5.750%, 03/01/27	18,742
		288,670

	Energy (0.1%)
21,000	Bill Barrett Corp.^
	7.000%, 10/15/22	20,512
31,000	Blue Racer Midstream, LLC / Blue Racer
	Finance Corp.*
	6.125%, 11/15/22	32,397
33,000	Calfrac Holdings, LP*^
	7.500%, 12/01/20	32,439
21,000	Carrizo Oil & Gas, Inc.^
	6.250%, 04/15/23	21,407
18,000	Chesapeake Energy Corp.*
	8.000%, 01/15/25	17,797
4,000	Consol Mining Corp.*
	11.000%, 11/15/25	4,105
4,000	CrownRock, LP / CrownRock
	Finance, Inc.*
	5.625%, 10/15/25	4,062
38,000	DCP Midstream, LLC*^‡
	5.850%, 05/21/43
	3 mo. USD LIBOR + 3.85%	36,248
8,000	Diamond Offshore Drilling, Inc.^
	7.875%, 08/15/25	8,565
	Energy Transfer Equity, LP
28,000	5.875%, 01/15/24^	30,459
12,000	5.500%, 06/01/27	12,717

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	17

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
38,000	Energy Transfer Partners, LP^‡
	4.394%, 11/01/66
	3 mo. USD LIBOR + 3.02%	$34,485
16,000	EP Energy, LLC / Everest Acquisition
	Finance, Inc.*^
	8.000%, 02/15/25	11,850
18,000	Genesis Energy, LP / Genesis Energy
	Finance Corp.
	6.500%, 10/01/25	18,299
52,000	Gulfmark Offshore, Inc.@
	6.375%, 03/15/22	14,560
	Gulfport Energy Corp.
18,000	6.375%, 05/15/25	18,249
17,000	6.000%, 10/15/24^	17,093
12,000	Halcon Resources Corp.*
	6.750%, 02/15/25	12,306
88,000	Laredo Petroleum, Inc.
	7.375%, 05/01/22	91,626
46,000	MPLX, LPµ
	4.875%, 06/01/25	49,973
15,000	Oasis Petroleum, Inc.^
	6.500%, 11/01/21	15,293
19,000	Petroleum Geo-Services Company*^
	7.375%, 12/15/20	17,543
18,000	Plains All American Pipeline, LP^‡
	6.125%, 11/15/22
	3 mo. USD LIBOR + 4.11%	18,355
6,000	Rice Energy, Inc.^
	7.250%, 05/01/23	6,478
88,000	SEACOR Holdings, Inc.
	7.375%, 10/01/19	90,835
22,000	SESI, LLC*^
	7.750%, 09/15/24	22,791
7,000	SM Energy Company^
	6.750%, 09/15/26	7,201
15,000	Southwestern Energy Company^
	7.500%, 04/01/26	15,604
7,000	Transocean, Inc.*^
	7.500%, 01/15/26	7,225
18,000	Vine Oil & Gas, LP / Vine Oil & Gas
	Finance Corp.*
	8.750%, 04/15/23	17,620
	W&T Offshore, Inc.*
21,000	8.500%, 06/15/21
	10.000% PIK rate	16,107
15,000	9.000%, 05/15/20
	10.750% PIK rate	13,589
10,000	Weatherford International, Ltd.
	8.250%, 06/15/23	10,065
7,000	WildHorse Resource
	Development Corp.*
	6.875%, 02/01/25	6,998
		754,853
PRINCIPAL
AMOUNT		VALUE
	Financials (0.1%)
52,000	Ally Financial, Inc.
	8.000%, 11/01/31	$68,871
40,000	AON Corp.µ
	8.205%, 01/01/27	52,595
25,000	Ardonagh Midco 3, PLC*
	8.625%, 07/15/23	26,341
32,000	AssuredPartners, Inc.*
	7.000%, 08/15/25	33,399
31,000	Brookfield Residential Properties, Inc.*
	6.375%, 05/15/25	32,938
	CyrusOne, LP / CyrusOne Finance Corp.*
16,000	5.375%, 03/15/27	17,169
5,000	5.000%, 03/15/24	5,249
47,000	Dell International, LLC / EMC Corp.*µ
	6.020%, 06/15/26	52,528
18,000	Discover Financial Services‡
	5.500%, 10/30/27
	3 mo. USD LIBOR + 3.08%	18,381
31,000	Equinix, Inc.
	5.375%, 04/01/23	32,141
15,000	HUB International, Ltd.*
	7.875%, 10/01/21	15,619
28,000	ILFC E-Capital Trust II*‡
	4.610%, 12/21/65	27,177
	Jefferies Finance, LLC*
47,000	7.375%, 04/01/20	48,597
38,000	7.250%, 08/15/24^	38,813
17,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
	5.250%, 10/01/25	16,996
15,000	Level 3 Financing, Inc.^
	5.375%, 05/01/25	15,699
19,000	LPL Holdings, Inc.*^
	5.750%, 09/15/25	19,783
27,000	MetLife, Inc.µ
	6.400%, 12/15/66	31,159
35,000	Nationstar Mortgage, LLC / Nationstar
	Capital Corp.^
	6.500%, 07/01/21	35,635
	Navient Corp.^
23,000	6.750%, 06/25/25	24,075
9,000	6.500%, 06/15/22	9,590
16,000	NexBank Capital, Inc.*‡&
	6.375%, 09/30/27
	3 mo. USD LIBOR + 4.59%	16,168
19,000	Oil Insurance, Ltd.*‡
	4.317%, 01/08/18
	3 mo. USD LIBOR + 2.98%	18,163
48,000	Quicken Loans, Inc.*^
	5.750%, 05/01/25	50,934
7,000	Radian Group, Inc.
	4.500%, 10/01/24	7,191

18	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
28,000	Springleaf Finance Corp.^
	8.250%, 10/01/23	$31,941
10,000	Towne Bank‡
	4.500%, 07/30/27
	3 mo. USD LIBOR + 2.55%	10,327
18,000	Tronox Finance, PLC*
	5.750%, 10/01/25	18,851
		776,330

	Health Care (0.1%)
62,000	Acadia Healthcare Company, Inc.^
	5.625%, 02/15/23	63,796
50,000	Alere, Inc.
	6.500%, 06/15/20	50,812
	Community Health Systems, Inc.^
58,000	7.125%, 07/15/20	50,372
18,000	6.875%, 02/01/22	13,145
50,000	DaVita, Inc.
	5.125%, 07/15/24	50,347
11,000	Endo International, PLC*
	7.250%, 01/15/22	10,145
48,000	Endo, Ltd.*^
	6.000%, 07/15/23	38,984
32,000	Greatbatch, Ltd.*
	9.125%, 11/01/23	34,786
	HCA, Inc.
59,000	5.875%, 05/01/23	63,276
55,000	5.375%, 02/01/25^	56,740
18,000	7.500%, 11/06/33	20,361
17,000	Hologic, Inc.*^
	5.250%, 07/15/22	17,777
18,000	Magellan Health, Inc.µ
	4.400%, 09/22/24	18,202
30,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^
	5.625%, 10/15/23	28,117
	Tenet Healthcare Corp.^
33,000	6.750%, 06/15/23	31,036
24,000	5.125%, 05/01/25*	23,348
17,000	Teva Pharmaceutical Finance
	Netherlands III, BV^
	3.150%, 10/01/26	15,059
	Valeant Pharmaceuticals
	International, Inc.*^
130,000	7.250%, 07/15/22	125,000
18,000	5.500%, 11/01/25	18,416
15,000	West Street Merger Sub, Inc.*^
	6.375%, 09/01/25	15,309
		745,028

	Industrials (0.1%)
22,000	ACCO Brands Corp.*
	5.250%, 12/15/24	22,892
PRINCIPAL
AMOUNT		VALUE
	Allison Transmission, Inc.*
13,000	4.750%, 10/01/27	$13,143
8,000	5.000%, 10/01/24µ	8,356
6,000	American Greetings Corp.*
	7.875%, 02/15/25	6,545
18,000	Beacon Escrow Corp.*
	4.875%, 11/01/25	18,259
11,000	Catalent Pharma Solutions, Inc.*
	4.875%, 01/15/26	11,183
	Covanta Holding Corp.
14,000	5.875%, 03/01/24	14,069
4,000	5.875%, 07/01/25	3,965
18,000	Delphi Jersey Holdings, PLC*
	5.000%, 10/01/25	18,086
18,000	Fly Leasing, Ltd.^
	5.250%, 10/15/24	18,133
4,000	FXI Holdings, Inc.*
	7.875%, 11/01/24	4,069
36,000	Garda World Security Corp.*
	7.250%, 11/15/21	36,992
52,000	Golden Nugget, Inc.*
	6.750%, 10/15/24	52,999
16,000	Great Lakes Dredge & Dock Corp.^
	8.000%, 05/15/22	16,902
20,000	H&E Equipment Services, Inc.*
	5.625%, 09/01/25	21,126
4,000	Hertz Corp.*^
	7.625%, 06/01/22	4,170
12,000	Icahn Enterprises, LP
	6.750%, 02/01/24	12,752
9,000	JPW Industries Holding Corp.*
	9.000%, 10/01/24	9,483
	Meritor, Inc.
28,000	6.250%, 02/15/24	29,950
16,000	6.750%, 06/15/21	16,540
	Michael Baker International, LLC*
33,000	8.250%, 10/15/18	33,094
24,000	8.875%, 04/15/19
	9.625% PIK rate	24,107
4,000	Multi-Color Corp.*
	4.875%, 11/01/25	4,039
40,000	Navistar International Corp.
	8.250%, 11/01/21	40,172
	Park Aerospace Holdings, Ltd.*
18,000	4.500%, 03/15/23	18,041
16,000	5.500%, 02/15/24^	16,578
31,000	Park-Ohio Industries, Inc.^
	6.625%, 04/15/27	33,700
7,000	Scientific Games International, Inc.*^
	5.000%, 10/15/25	7,114

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	19

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
19,000	Tennant Company* 5.625%, 05/01/25	$19,845
17,000	Titan International, Inc.^ 6.875%, 10/01/20	17,537
	TransDigm, Inc.
36,000	5.500%, 10/15/20	36,590
30,000	6.500%, 05/15/25	31,003
2,000	Trident Merger Sub, Inc.* 6.625%, 11/01/25	1,997
4,000	TriMas Corp.* 4.875%, 10/15/25	4,058
	United Continental Holdings, Inc.
35,000	6.375%, 06/01/18	35,827
11,000	4.250%, 10/01/22	11,098
	United Rentals North America, Inc.
20,000	4.875%, 01/15/28	20,090
15,000	4.875%, 01/15/28^	15,090
11,000	4.625%, 10/15/25	11,275
10,000	WESCO Distribution, Inc. 5.375%, 06/15/24	10,535
		731,404

	Information Technology (0.1%)
	Alliance Data Systems Corp.*
28,000	6.375%, 04/01/20	28,418
14,000	5.375%, 08/01/22^	14,288
	Amkor Technology, Inc.
50,000	6.375%, 10/01/22	51,776
20,000	6.625%, 06/01/21^	20,352
	Cardtronics, Inc.µ
32,000	5.125%, 08/01/22	32,868
23,000	5.500%, 05/01/25*	22,955
20,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	21,080
16,000	CDK Global, Inc.*µ 4.875%, 06/01/27	16,694
13,000	CDW, LLC / CDW Finance Corp.µ 5.000%, 09/01/23	13,566
45,000	Clear Channel Worldwide Holdings, Inc.^ 7.625%, 03/15/20	44,539
30,000	CommScope Technologies, LLC* 6.000%, 06/15/25	31,783
51,000	First Data Corp.* 7.000%, 12/01/23	54,639
18,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	18,971
	Nuance Communications, Inc.
21,000	6.000%, 07/01/24^	22,714
20,000	5.625%, 12/15/26*	21,272
12,000	5.375%, 08/15/20*	12,210
18,000	TTM Technologies, Inc.*^ 5.625%, 10/01/25	18,353
PRINCIPAL AMOUNT		VALUE
16,000	VFH Parent, LLC*^ 6.750%, 06/15/22	$16,642
		463,120

	Materials (0.1%)
32,000	AK Steel Corp.^ 6.375%, 10/15/25	31,557
28,000	Alcoa Nederland Holding, BV*µ^ 7.000%, 09/30/26	32,027
57,000	ArcelorMittal, SA 7.500%, 10/15/39	71,258
21,000	Arconic, Inc.µ^ 5.125%, 10/01/24	22,563
33,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	35,062
	First Quantum Minerals, Ltd.*
11,000	7.000%, 02/15/21	11,437
8,000	7.250%, 04/01/23	8,493
	Freeport-McMoRan, Inc.^
28,000	4.550%, 11/14/24	28,004
9,000	3.550%, 03/01/22	8,912
93,000	Greif, Inc. 7.750%, 08/01/19	100,781
34,000	Huntsman International, LLC 5.125%, 11/15/22	36,569
27,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	28,195
11,000	Kinross Gold Corp.*^ 4.500%, 07/15/27	11,142
6,000	Koppers, Inc.*^ 6.000%, 02/15/25	6,442
12,000	New Gold, Inc.*^ 6.375%, 05/15/25	12,787
32,000	PBF Holding Company, LLC / PBF Finance Corp.* 7.250%, 06/15/25	33,271
36,000	PH Glatfelter Company 5.375%, 10/15/20	36,604
14,000	Sealed Air Corp.* 5.250%, 04/01/23	15,087
	Steel Dynamics, Inc.
16,000	5.000%, 12/15/26^	17,024
8,000	4.125%, 09/15/25*	8,062
8,000	Trinseo Materials Operating, SCA* 5.375%, 09/01/25	8,424
	United States Steel Corp.
29,000	8.375%, 07/01/21*	31,868
8,000	6.875%, 08/15/25^	8,137
2,000	Warrior Met Coal, Inc.* 8.000%, 11/01/24	2,052
		605,758

20	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
	Real Estate (0.0%)

18,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	$19,147
	iStar, Inc.
15,000	6.000%, 04/01/22	15,718
4,000	4.625%, 09/15/20	4,089
30,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	30,814
		69,768

	Telecommunication Services (0.1%)
15,000	Altice Financing, SA*^ 7.500%, 05/15/26	16,488
3,000	Block Communications, Inc.*µ 6.875%, 02/15/25	3,248
18,000	CB Escrow Corp.* 8.000%, 10/15/25	18,677
6,000	CenturyLink, Inc.^ 7.500%, 04/01/24	6,382
70,000	CSC Holdings, LLC*µ^ 5.500%, 04/15/27	72,288
65,000	Embarq Corp. 7.995%, 06/01/36	65,827
	Frontier Communications Corp.
43,000	7.625%, 04/15/24	32,913
30,000	11.000%, 09/15/25^	25,465
24,000	10.500%, 09/15/22^	21,077
4,000	6.875%, 01/15/25^	2,985
18,000	Hughes Satellite Systems Corp. 6.625%, 08/01/26	19,084
	Intelsat Jackson Holdings, SA
30,000	9.750%, 07/15/25*^	30,240
22,000	7.500%, 04/01/21^	20,927
14,000	8.000%, 02/15/24*	14,933
18,000	Qwest Corp.^ 6.875%, 09/15/33	17,781
7,000	SBA Communications Corp.* 4.000%, 10/01/22	7,110
	Sprint Corp.
104,000	7.875%, 09/15/23	116,525
23,000	7.125%, 06/15/24	24,923
38,000	T-Mobile USA, Inc. 6.625%, 04/01/23	39,939
18,000	United States Cellular Corp. 6.700%, 12/15/33	19,029
	Windstream Services, LLC
22,000	7.750%, 10/01/21	16,764
13,000	7.750%, 10/15/20	11,650
		604,255
PRINCIPAL AMOUNT		VALUE
	Utilities (0.0%)
28,000	AES Corp.µ 7.375%, 07/01/21	$31,841
32,000	Dynegy, Inc.*^ 8.125%, 01/30/26	35,608
31,000	NRG Energy, Inc.^ 6.625%, 01/15/27	33,155
16,000	PPL Capital Funding, Inc.µ^‡ 3.998%, 03/30/67 3 mo. USD LIBOR + 2.67%	15,830
		116,434
	TOTAL CORPORATE BONDS	6,713,761

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
	Financials (0.1%)
2,500	Bank Of America Corp.
250,000	Call, 01/18/19, Strike $25.00	1,112,500

	Materials (0.0%)
207	Alcoa Corp.
20,700	Call, 01/19/18, Strike $50.00	46,057
	United States Steel Corp.
110
11,000	Call, 11/17/17, Strike $27.00	9,075
110
11,000	Call, 11/17/17, Strike $26.00	12,815
108
10,800	Call, 11/17/17, Strike $29.00	3,780
		71,727
	TOTAL PURCHASED OPTIONS	1,184,227
	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $7,439,090)	7,897,988

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (17.4%)
	Consumer Staples (0.7%)
62,000	Bunge, Ltd. 4.875%, 12/31/49	6,424,843

	Energy (3.1%)
104,300	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications, Time, Inc.)**§ 3.399%, 09/15/29	7,381,520
129,275	Hess Corp.^ 8.000%, 02/01/19	7,135,980

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	21

Schedule of Investments October 31, 2017

NUMBER OF SHARES		VALUE
	NuStar Energy, LP‡
190,650	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	$4,852,042
61,245	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	1,607,681
174,050	Southwestern Energy Company^ 6.250%, 01/05/18	2,215,657
80,500	WPX Energy, Inc. 6.250%, 07/31/18	4,121,600
		27,314,480

	Financials (2.2%)
52,500	Affiliated Managers Group, Inc. 5.150%, 10/15/37	3,208,737
5,000	Bank of America Corp.^ 7.250%, 12/31/49	6,484,800
29,835	Virtus Investment Partners, Inc. 7.250%, 02/01/20	3,056,894
4,800	Wells Fargo & Company 7.500%, 12/31/49	6,288,000
		19,038,431

	Health Care (4.9%)
27,500	Allergan, PLC 5.500%, 03/01/18	17,701,475
335,165	Anthem, Inc. 5.250%, 05/01/18	17,857,591
118,000	Becton Dickinson and Company 6.125%, 05/01/20	6,698,860
		42,257,926

	Industrials (0.8%)
115,600	Rexnord Corp.^ 5.750%, 11/15/19	6,651,624

	Real Estate (2.2%)
18,400	American Tower Corp. 5.500%, 02/15/18	2,321,528
7,300	Crown Castle International Corp.^ 6.875%, 08/01/20	8,029,343
143,750	Welltower, Inc. 6.500%, 12/31/49	8,816,188
		19,167,059

	Telecommunication Services (0.8%)
75,525	T-Mobile USA, Inc. 5.500%, 12/15/17	7,310,820

	Utilities (2.7%)
117,650	DTE Energy Company 6.500%, 10/01/19	6,474,609
	NextEra Energy, Inc.
179,600	6.123%, 09/01/19	10,237,200
94,500	6.371%, 09/01/18	6,591,375
		23,303,184
NUMBER OF SHARES		VALUE
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $156,856,911)	$151,468,367

COMMON STOCKS (2.7%)
	Consumer Discretionary (0.1%)
25,005	GameStop Corp. - Class A^	467,343

	Energy (1.1%)
80,690	Enterprise Products Partners, LP#	1,976,905
36,105	Magellan Midstream Partners, LP~#	2,480,775
58,235	Ocean Rig UDW, Inc.#	1,559,533
67,155	Spectra Energy Partners, LP~#	2,895,724
19,385	Targa Resources Corp.	804,477
		9,717,414

	Financials (0.1%)
17,300	American International Group, Inc.	1,117,753

	Health Care (1.4%)
165,000	Gilead Sciences, Inc.~	12,368,400
	TOTAL COMMON STOCKS (Cost $31,959,272)	23,670,910

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
	Consumer Discretionary (0.1%)
56	Priceline Group, Inc.
5,600	Put, 06/15/18, Strike $1,900.00	771,400

	Materials (0.0%)
207	Alcoa Corp.
20,700	Put, 01/19/18, Strike $42.00	21,217
110	United States Steel Corp.
11,000	Put, 11/17/17, Strike $21.00	4,015
		25,232

	Information Technology (0.0%)
3,000	Intel Corp.
300,000	Put, 01/19/18, Strike $40.00	79,500
	TOTAL PURCHASED OPTIONS (Cost $1,125,671)	876,132

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (2.8%)
12,072,942	Fidelity Prime Money Market Fund - Institutional Class	12,076,564
12,034,083	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	12,034,083
	TOTAL SHORT TERM INVESTMENTS (Cost $24,111,498)	24,110,647

22	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

NUMBER OF SHARES	VALUE
TOTAL INVESTMENTS (146.6%) (Cost $1,267,933,635)	$1,273,909,666
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.7%)	(110,000,000)
LIABILITIES, LESS OTHER ASSETS (-33.9%)	(295,092,908)
NET ASSETS (100.0%)	$868,816,758

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%) #
	Consumer Discretionary (0.0%)
56	Priceline Group, Inc.
5,600	Put, 06/15/18, Strike $1,650.00	(289,240)

	Materials (0.0%)
207	Alcoa Corp.
20,700	Put, 01/19/18, Strike $47.00	(55,373)
110	United States Steel Corp.
11,000	Put, 11/17/17, Strike $25.00	(14,575)
		(69,948)
	TOTAL WRITTEN OPTIONS (Premium $349,141)	(359,188)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $37,128,469 (see Note 6 – Notes Payable).
^	Security, or portion of security, is on loan.
‡	Variable rate security. The rate shown is the rate in effect at October 31, 2017.
@	In default status and considered non-income producing.
&	Illiquid security.
**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2017.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $521,650.
#	Non-income producing security.
¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

FOREIGN CURRENCY ABBREVIATION

CAD Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	23

Statement of Assets and Liabilities October 31, 2017

ASSETS
Investments in securities, at value (cost $1,267,933,635)	$1,273,909,666
Receivables:
Accrued interest and dividends	11,221,187
Investments sold	673,638
Prepaid expenses	91,925
Other assets	1,298,041
Total assets	1,287,194,457

LIABILITIES
Due to custodian bank	566,750
Options written, at value (premium $349,141)	359,188
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 4,400,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $1,162,859) (Note 7)	108,837,141
Payables:
Notes payable	302,500,000
Investments purchased	4,194,607
Affiliates:
Investment advisory fees	867,888
Deferred compensation to trustees	178,116
Financial accounting fees	12,584
Trustees’ fees and officer compensation	16,337
Other accounts payable and accrued liabilities	845,088
Total liabilities	418,377,699
NET ASSETS	$868,816,758

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 72,659,092 shares issued and outstanding	$876,293,511
Undistributed net investment income (loss)	(11,614,885)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	(1,825,681)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	5,963,813
NET ASSETS	$868,816,758
Net asset value per common shares based upon 72,659,092 shares issued and outstanding	$11.96

24	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Year Ended October 31, 2017

INVESTMENT INCOME
Interest	$49,817,777
Dividends	10,334,903
Securities lending income	87,410
Dividend taxes withheld	(8,531)
Total investment income	60,231,559

EXPENSES
Investment advisory fees	9,550,005
Interest expense on Notes Payable (Note 6)	4,854,220
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	696,088
Legal fees	169,560
Financial accounting fees	138,804
Printing and mailing fees	130,697
Trustees’ fees and officer compensation	85,717
Accounting fees	84,320
Audit fees	52,747
Custodian fees	33,186
Transfer agent fees	27,555
Registration fees	15,399
Other	138,892
Total expenses	15,977,190
NET INVESTMENT INCOME (LOSS)	44,254,369

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	48,448,001
Purchased options	290,230
Foreign currency transactions	(2,294)
Written options	45,372
Interest rate swaps	(72,052)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	39,270,185
Purchased options	70,192
Foreign currency translations	(213)
Written options	(10,047)
Interest rate swaps	84,318
NET GAIN (LOSS)	88,123,692
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$132,378,061

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	25

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016

OPERATIONS
Net investment income (loss)	$44,254,369	$47,085,381
Net realized gain (loss)	48,709,257	(39,146,068)
Change in unrealized appreciation/(depreciation)	39,414,435	2,855,649
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	132,378,061	10,794,962

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(51,106,619)	(49,798,117)
Return of capital	(35,964,988)	(37,246,296)
Net decrease in net assets from distributions to common shareholders	(87,071,607)	(87,044,413)

CAPITAL STOCK TRANSACTIONS
Offering costs on shares	(111,012)	(262,021)
Reinvestment of distributions resulting in the issuance of stock	1,438,172	—
Net increase (decrease) in net assets from capital stock transactions	1,327,160	(262,021)
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,633,614	(76,511,472)

NET ASSETS
Beginning of year	$822,183,144	$898,694,616
End of year	$868,816,758	$822,183,144
Undistributed net investment income (loss)	$(11,614,885)	$(10,826,740)

26	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows Year Ended October 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$132,378,061
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(808,365,536)
Net purchases of short term investments	(10,032,297)
Proceeds paid on closing written options	(1,864)
Proceeds from disposition of investment securities, including purchased options	796,772,260
Premiums received from written options	396,377
Amortization and accretion of fixed-income securities	(11,206,218)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	27,027
Net realized gains/losses from investments, excluding purchased options	(48,450,351)
Net realized gains/losses from purchased options	(290,230)
Net realized gains/losses from written options	(45,372)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(39,270,185)
Change in unrealized appreciation or depreciation on purchased options	(70,192)
Change in unrealized appreciation or depreciation on written options	10,047
Change in unrealized appreciation or depreciation on interest rate swaps	(84,318)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(354,613)
Prepaid expenses	(70,894)
Other assets	(1,122,831)
Increase/(decrease) in liabilities:
Payables to affiliates	83,590
Other accounts payable and accrued liabilities	565,122
Net cash provided by/(used in) operating activities	$10,867,583

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs related to shares sold	(111,012)
Distributions to shareholders	(85,633,435)
Proceeds from preferred shares sold	110,000,000
Offering costs on Mandatory Redeemable Preferred Shares	(1,189,886)
Net increase/(decrease) in due to custodian bank	566,750
Repayment of note payable	(34,500,000)
Net cash provided by/(used in) financing activities	$(10,867,583)
Net increase/(decrease) in cash	$—
Cash at beginning of year	$—
Cash at end of year	$—
Supplemental disclosure
Cash paid for interest on Notes Payable	$4,319,821
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$696,088
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$1,438,172

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible and High Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

28	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	29

Notes to Financial Statements

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 - 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $178,116 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2017. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2017 were as follows:

Cost of purchases	$1,029,856,531
Proceeds from sales	1,034,569,971
The cost basis of investments for federal income tax purposes at October 31, 2017 was as follows:

Cost basis of investments	$1,280,886,926
Gross unrealized appreciation	67,393,620
Gross unrealized depreciation	(74,730,068)
Net unrealized appreciation (depreciation)	$(7,336,448)

30	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2017, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(36,823,742)
Undistributed net investment income/(loss)	42,029,093
Accumulated net realized gain/(loss) on investments	(5,205,351)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2017 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
Distributions paid from:
Ordinary income	$51,775,680	$49,798,117
Long-term capital gains	—	—
Return of capital	35,964,988	37,246,296

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(7,338,619)
Total accumulated earnings/(losses)	(7,338,619)
Other	(138,134)
Paid-in-capital	876,293,511
Net assets applicable to common shareholders	$868,816,758

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	31

Notes to Financial Statements

the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2017.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2017, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

32	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2017, the Fund had no outstanding interest rate swap contracts.

As of October 31, 2017, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$2,060,359	$—
Written Options(2)	—	359,188
	$2,060,359	$359,188

(1) Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities, at value.”

(2) Generally, the Statement of Assets and Liabilities location for “Options written” is “Options written, at value.”

For the year ended October 31, 2017, the volume of derivative activity for the Fund is reflected below:*

VOLUME
Options purchased	7,769
Options written	591

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $480.0 million, and provides for securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2017, the average borrowings under the Agreement were $333.3 million. For the year ended October 31, 2017, the average interest rate was 2.10%. As of October 31, 2017, the amount of total outstanding borrowings was $302.5 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2017 was 1.04%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against borrowings under the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2017, the Fund used approximately $286.1 million of its cash collateral to offset borrowings under the SSB Agreement, representing 22.3% of managed assets, and was required to pay a “net income” payment equal to an annualized

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	33

Notes to Financial Statements

interest rate of 0.99%, which can fluctuate depending on interest rates. As of October 31, 2017, approximately $279.3 million of securities were on loan ($269.6 million of fixed income securities and $9.7 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 4,400,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $110.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2017.

SERIES	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000’S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series A	9/06/22	3.70%	1,460	$25	$ 36,500,000
Series B	9/06/24	4.00%	1,460	$25	$ 36,500,000
Series C	9/06/27	4.24%	1,480	$25	$ 37,000,000
				Total	$ 110,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shareholders” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

34	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 72,659,092 shares outstanding at October 31, 2017. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
Beginning shares	72,537,011	72,537,011
Shares sold	—	—
Shares issued through reinvestment of distributions	122,081	—
Ending shares	72,659,092	72,537,011

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 10 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

●	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

●	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

●	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$489,296,720	$—	$489,296,720
Convertible Bonds	—	576,588,902	—	576,588,902
Synthetic Convertible Securities (Corporate Bonds)	—	6,713,761	—	6,713,761
Synthetic Convertible Securities (Purchased Options)	1,184,227	—	—	1,184,227
Convertible Preferred Stocks	127,978,658	23,489,709	—	151,468,367
Common Stocks U.S.	23,670,910	—	—	23,670,910
Purchased Options	876,132	—	—	876,132
Short Term Investments	24,110,647	—	—	24,110,647
Total	$177,820,574	$1,096,089,092	$—	$1,273,909,666

Liabilities:
Written Options	$359,188	$—	$—	$359,188
Total	$359,188	$—	$—	$359,188

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	35

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.33	$12.39	$14.24	$13.89	$13.08
Income from investment operations:
Net investment income (loss)*	0.61	0.65	0.73	0.79	0.83
Net realized and unrealized gain (loss)	1.22	(0.51)	(1.38)	0.69	1.00
Total from investment operations	1.83	0.14	(0.65)	1.48	1.83
Less distributions to common shareholders from:
Net investment income	(0.70)	(0.69)	(0.98)	(1.13)	(1.02)
Return of capital	(0.50)	(0.51)	(0.22)	—	—
Total distributions	(1.20)	(1.20)	(1.20)	(1.13)	(1.02)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	0.00 (a)	—	—	— (a)
Net asset value, end of year	$11.96	$11.33	$12.39	$14.24	$13.89
Market value, end of year	$11.96	$10.47	$11.61	$14.47	$12.85
Total investment return based on:(b)
Net asset value	17.28%	2.55%	(4.65)%	11.22%	15.13%
Market value	26.91%	1.13%	(12.08)%	22.16%	12.08%
Net assets, end of year (000)	$868,817	$822,183	$898,695	$1,029,902	$1,002,318
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.89%	1.78%	1.57%	1.47%	1.50%
Net investment income (loss)	5.25%	5.73%	5.38%	5.57%	6.18%
Portfolio turnover rate	89%	34%	37%	35%	62%
Average commission rate paid	$0.0282	$0.0221	$0.0286	$0.0292	$0.0288
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$110,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$302,500	$337,000	$398,000	$400,000	$395,000
Asset coverage per $1,000 of loan outstanding(d)	$4,236	$3,440	$3,258	$3,575	$3,538
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$291	$—	$—	$—	$—

*	Net investment income calculated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.24%, 1.25%, 1.21%, 1.18% and 1.17%, respectively.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the number of Mandatory Redeemable Preferred Shares outstanding, and multiplying the result by 25.

36	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Calamos Convertible and High Income Fund

We have audited the accompanying statement of assets and liabilities of Calamos Convertible and High Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Convertible and High Income Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 15, 2017

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	37

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2017, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2018, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2017, except where otherwise noted.  Where available, the Board considered one-, three-, five- and ten-year performance.   To the extent the Board considered data for periods other than those ending on March 31, 2017 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

The Board considered that the Fund outperformed its Category median during the one-, three- and ten-year periods, though it underperformed during the five-year period.

38	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group, though the Fund’s management fee rate is higher than the Fund’s Expense Group median.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	39

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2018, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $5,640,701 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2017.

Under Section 854(b)(2) of the Code, the Fund hereby designates 7.48% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017.

40	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name,year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	23	Founder, Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook, Illinois community bank)

William R. Rybak, (1951)	Trustee (since 2002)	23	Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.); Director, Private Bancorp (2003-2017); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC** (since January 2007); Trustee, Lewis University (since October 2012); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor

David D. Tripple, (1944)	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, (1964)	Trustee (since 2015)	23	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.
**	Overseeing 118 portfolios in fund complex.
***	Overseeing two portfolios in fund complex.
****	Overseeing eleven portfolios in fund complex.
*****	Overseeing eight portfolios in fund complex.
^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	41

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since March 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; Vice President, Fund Administration, (since 2013)

Robert Behan, (1964)	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), prior thereto Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

42	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

●	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

●	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

●	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

●	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

●	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

●	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	43

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

●	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

●	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

●	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

44	CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND ANNUAL REPORT	45

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2017, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q .. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www. calamos.com
© 2017 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
CHYANR 1791 2017

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2016	10/31/2017
Audit Fees(a)	$49,719	$48,377
Audit-Related Fees(b)	$30,377	$14,173
Tax Fees(c)	$667	$—
All Other Fees(d)	$—	$—

Total	$80,763	$62,550

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2016	10/31/2017
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Founder, Chairman and Global Co-CIO of CALAMOS ADVISORS since August 2016; Chairman and Global CIO since April 2016; Chairman, CEO and Global Co-CIO since April 2013; CEO and Global Co-CIO since 2012; and CEO and Co-CIO prior thereto. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013.Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Joe Wysocki joined Calamos Advisors in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2017

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	17,258,980,239	12	653,590,354	2,646	2,053,806,595
John Hillenbrand	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Jon Vacko	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Eli Pars	19	15,508,833,203	12	653,590,354	2,646	2,053,806,595
Dennis Cogan	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Nick Niziolek	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Joe Wysocki	10	9,160,768,330	4	508,077,145	2,646	2,053,806,595
R. Matthew Freund	12	10,011,551,844	5	184,456,856	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2017

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos Sr.	2	414,409,727	0	—	0	—
John Hillenbrand	2	414,409,727	0	—	0	—
Jon Vacko	2	414,409,727	0	—	0	—
Eli Pars	2	414,409,727	0	—	0	—
Dennis Cogan	2	414,409,727	0	—	0	—
Nick Niziolek	2	414,409,727	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2017, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos has been revised as of November 2017 and currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2017, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals are also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos. Additionally, Messrs. Hillenbrand, Niziolek and Pars has been granted additional deferred bonus and compensation awards

As of October 31, 2017, R. Matthew Freund receives all of his compensation from Calamos. Mr. Freund's compensation consists of base salary, annual short-term cash incentive and a long-term incentive payable either in cash or equity. Mr. Freund's total compensation consisting of base salary and minimum annual short-term cash and long-term incentive are guaranteed through 2018. Mr. Freund's base salary is guaranteed through March 31, 2019. Mr. Freund is eligible for the LTI program.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. All Co-Portfolio Managers are eligible to receive annual awards under an incentive compensation plan. All Co-Portfolio Managers of the firm are eligible for the LTI program.

(a)(4) As of October 31, 2017, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Eli Pars	None
Jon Vacko	None
Joe Wysocki	None
R. Matthew Freund	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $4,672,011

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $2,063,713

Rebates paid to borrower: $1,393,956

(3) Aggregate fees and/or compensation $3,457,669

(4) Net income from securities lending activities: $1,214,342

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. Under the terms of the Agreement, the Fund will make a variable “net income” payment related to any collateral credited against borrowings under the Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible and High Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	January 8, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	January 8, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	January 8, 2018